UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

CUBESCAPE, INC.

(Name of registrant in its charter)

NEVADA	333-201607	47-3892903
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1026 16th Avenue South Nashville, Tennessee	37212
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number): (615) 497-3111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You should, however, consult further disclosures we make in this Current Report on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

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our ability to efficiently manage and repay our debt obligations;

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our inability to raise additional financing for working capital;

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our ability to generate sufficient revenue in our targeted markets to support operations;

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significant dilution resulting from our financing activities;

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actions and initiatives taken by both current and potential competitors;

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supply chain disruptions for components used in our product;

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manufacturers inability to deliver components or products on time;

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our ability to diversify our operations;

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the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

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adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

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changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;

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deterioration in general or global economic, market and political conditions;

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inability to efficiently manage our operations;

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inability to achieve future operating results;

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the unavailability of funds for capital expenditures;

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our ability to recruit, hire and retain key employees;

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the inability of management to effectively implement our strategies and business plans; and

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the other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and in our Annual Report on Form 10-K for the year ended December 31, 2015.

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2016, the Registrant received $600,000 from ABA Rebels, LLC in the form of a 12% three year convertible term note. The noteholder was also issued a three year warrant to purchase 600,000 shares of the Registrant’s common stock at $1.00 per share. A copy of the Note and Warrant is attached hereto as Exhibit 10.1.

The description herein of the Note is qualified in its entirety, and the terms are incorporated herein, by reference to the Note, which is filed as an exhibit hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for disclosure of the Note.

Item 3.02 Sales of Unregistered Securities

In connection with the issuance of the Note described in Item 1.01 above, the Registrant issued 600,000 Warrants for the purchase of shares of its common stock.

All of the above-described issuances were exempt from registration pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description

10.1	$600,000 Note issued to ABA Rebels, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUBESCAPE, INC.

Date: September 27, 2016	By: /s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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